SUNAMERICA EQUITY FUNDS

Statement of Additional Information
dated January 28, 2021
Harborside 5 185 Hudson Street, Suite 3300 Jersey City, NJ 07311	General Marketing and Shareholder Information (800) 858-8850
SunAmerica Equity Funds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of two series: AIG International Dividend Strategy Fund (“International Dividend Strategy Fund”) and AIG Japan Fund (“Japan Fund”) (each, a “Fund” and together, the “Funds”).
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with a Fund’s Prospectus, dated January 28, 2021, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI expands upon and supplements the information contained in the current Prospectus of a Fund, and it should be read in conjunction with the Prospectus. A Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into a Prospectus. A Fund’s audited financial statements are incorporated into this SAI by reference to its 2020 annual report to shareholders. You may request a copy of a Fund’s Prospectus, annual report and semi-annual report, when available, at no charge by calling 1-800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in a Prospectus.
Class	AIG International Dividend Strategy Fund: Ticker Symbols	AIG Japan Fund: Ticker Symbols
A Shares	SIEAX	SAESX
C Shares	SIETX	SAJCX
W Shares	SIEWX	SAJWX

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, SunAmerica Asset Management, LLC, any subadviser or AIG Capital Services, Inc. This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.
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THE TRUST
The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified within the meaning of the 1940 Act.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for the Funds. As described in the Prospectus, SunAmerica has retained Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) to provide subadvisory services to the Japan Fund.
On August 22, 2001, the Board of Trustees (the “Board of Trustees,” the “Board” or the “Trustees”) approved the creation of the SunAmerica International Equity Fund (the “International Equity Fund”). The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Focused Series, Inc. and three series of North American Funds. The offering of International Equity Fund’s Class A, B, II and I shares commenced on November 16, 2001.
On October 30, 2003, the Board of Trustees approved the creation of the SunAmerica Value Fund (the “Value Fund”) offering Classes A, B, II, I and Z. The Value Fund is the survivor of a reorganization with the SunAmerica Value Fund of SunAmerica Focused Series, Inc. The Value Fund was offered to the public on February 23, 2004.
On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Value Fund and International Equity Fund, effective on February 23, 2004.
On November 30, 2005, the Trustees approved the establishment and designation of the SunAmerica International Small-Cap Fund offering Class A, B and C shares.
On August 26, 2008, the Trustees approved the reorganization of the Focused International Equity Portfolio, a series of SunAmerica Focused Series, Inc. into the International Equity Fund. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.
On March 2, 2010, the Trustees approved the liquidation of the Class I shares of the Value Fund.
On October 27, 2011, the Trustees approved a change in the name of the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective January 27, 2012.
On March 7, 2012, the Trustees approved a change in the name of the SunAmerica International Equity Fund to the SunAmerica International Dividend Strategy Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective July 2, 2012.
On July 18, 2013, the Trustees approved the reorganization of the Value Fund into the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders of the Value Fund on October 21, 2013, and became effective October 28, 2013.
On December 2, 2014, Japan Fund and International Dividend Strategy Fund Class B shares were no longer offered. On January 27, 2015, all outstanding Class B shares of the Japan Fund and the International Dividend Strategy Fund were converted to Class A shares of each Fund.
On January 29, 2015, Class W shares of the International Dividend Strategy Fund commenced offering.
On January 19, 2017, the Board approved the creation of Class W shares of the Japan Fund.
Effective February 28, 2017, the Board approved the renaming of the Funds as follows: the SunAmerica International Dividend Strategy Fund to the “AIG International Dividend Strategy Fund” and the SunAmerica Japan Fund to the “AIG Japan Fund.”
On April 20, 2017, Class W shares of the Japan Fund commenced offering.
On June 5, 2018, the Board approved the liquidation of the Class I shares of the International Dividend Strategy Fund, and on September 7, 2018 those shares were liquidated.

INVESTMENT OBJECTIVE(S) AND POLICIES
The investment objective(s) and policies for a Fund are described in the Fund’s Prospectus. Certain types of securities and financial instruments in which a Fund may invest and certain investment practices the Fund may employ, which are described under “More Information About the Fund” in the Prospectus, are discussed more fully below. A Fund’s investment objective(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy of a Fund. Unless otherwise specified, a Fund may invest in the below securities or financial instruments, or make use of the below investment techniques, but it is not obligated to do so. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise. References to the “Fund” in this SAI shall mean any Fund, as applicable.
For ease of reference, this table reflects the investment practices in which a Fund may engage. In the event of any discrepancy between this table and the disclosure contained in the Prospectus and SAI, the latter shall control.
	AIG International Dividend Strategy Fund	AIG Japan Fund
Adjustable Rate Securities
Asset-Backed Securities		X
Bank Obligations
Borrowing and Leverage	X	X
Brady Bonds	X	X
Catastrophe Bonds
Collateralized Debt Obligations
Collateralized Mortgage Obligations		X
Commodity-Linked Derivatives
Companies in Financial Sector
Convertible Securities	X	X
Corporate Debt Securities	X	X
Corporate Transactions Involving Portfolio Companies of the Fund	X
Coupon Bearing U.S. Government Securities
Credit Default Swaps
Credit Derivatives
Cybersecurity Risk	X	X
Derivatives Strategies	X	X
Disciplined Strategy	X
Diversification	X	X
Dollar Rolls		X
Equity Securities	X	X
Eurodollar Obligations
Fixed Income Securities	X	X
Foreign Currency	X	X
Foreign Securities	X	X
Foreign Sovereign Debt Securities
Forward Contracts on Foreign Currencies	X	X
Future Developments	X	X
Futures Contracts and Options on Futures	X	X
Government Securities
Growth of High-Yield, High-Risk Bond Market
Hedging Strategies		X
Hybrid Instruments (Indexed/Structured Securities)	X	X
Illiquid Investments	X	X

	AIG International Dividend Strategy Fund	AIG Japan Fund
Income Trusts	X
Initial Public Offerings	X	X
Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors	X	X
Interfund Borrowing and Lending Program	X	X
Investment Companies	X	X
Investment in Small, Unseasoned Companies	X	X
Legislation
Liquidity and Valuation
Liquidity Risk Management	X	X
Loan Participations		X
Loans of Fund Securities	X	X
Money Market Securities of Foreign Issuers
Mortgage-Backed Securities		X
Operational Risk	X	X
Options	X	X
Other Derivatives Strategies	X	X
Pay-In-Kind Bonds
Payment Expectations
Portfolio Turnover	X	X
Possible Risk Factors in Hedging	X	X
Preferred Securities	X	X
Privately Placed Securities
Real Estate Companies
Real Estate Investment Trusts	X	X
Real Estate Securities
Recent Market Events	X	X
Regulatory Aspects of Derivatives and Hedging Instruments	X	X
Regulatory Risk
Repurchase Agreements	X	X
Restricted Securities	X	X
Reverse Repurchase Agreements	X	X
Risks of Investing in Lower Rated Bonds
Savings Association Obligations	X	X
Securities Acquired in Restructurings and Workouts
Senior Loans
Sensitivity to Interest Rate and Economic Changes
Short Sales		X
Short-Term and Temporary Defensive Instruments	X	X
Short-Term Taxable Securities
Special Situations	X	X
Standby Commitments	X	X
Stripped Mortgage-Backed Securities		X
STRIPS
Taxes
Treasury Inflation-Protected Securities
U.S. Government Securities	X	X
Variable Rate Demand Notes

	AIG International Dividend Strategy Fund	AIG Japan Fund
Warrants and Rights	X	X
When-Issued and Delayed Delivery Securities	X	X
Zero Coupon Securities
Adjustable Rate Securities
A Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.
Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount must unconditionally be paid in 397 calendar days or less is considered to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either: (i) at any time upon notice of usually 30 calendar days or less; or (ii) at specified intervals, not exceeding 397 calendar days, and upon 30 calendar days’ notice. A variable rate instrument whose principal amount is scheduled to be paid in more than 397 calendar days and is subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument whose principal amount is scheduled to be paid in more than 397 calendar days is considered to be the period remaining until the principal amount can be recovered through demand. The maturity of a floating rate instrument whose principal amount must unconditionally be paid in 397 calendar days or less is considered to have a maturity of one day.
Asset-Backed Securities
The Japan Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.
Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.
Bank Obligations
A Fund may invest in bank obligations. Bank obligations in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
The Fund limits investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
A Fund limits investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser or Subadviser, as applicable, are of an investment quality comparable to obligations of United States banks in which a Fund may invest. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
Borrowing and Leverage
As a matter of fundamental policy, each Fund is authorized to borrow up to 33 1/3% of its total assets. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. Each Fund may also borrow money for investment purposes and may pledge assets to secure such borrowings. In seeking to enhance investment performance, each Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three days thereafter (not including Sundays and holidays), to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. This is the speculative factor known as leverage.
A Fund’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which a Fund may employ leverage will be determined by the Adviser or Subadviser, as applicable, in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.
Brady Bonds
A Fund may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have typically traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
Agreements issued under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The International Dividend Strategy Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.
Catastrophe Bonds
A Fund may invest in “catastrophe bonds.” Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion, or all, of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose a Fund to certain unanticipated risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.
As a result, investments in CDOs may lack liquidity. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Collateralized Mortgage Obligations
A type of mortgage-backed security in which a Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer).
CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. A Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the Securities and Exchange Commission (“SEC”) staff interpretations, a Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.
Commodity-Linked Derivatives
A Fund will seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Subadviser will seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns of a Fund are expected to exhibit low or negative correlation with stocks and bonds.
A Fund’s Subadviser generally intends to invest a portion of the Fund in commodity-linked derivatives whose returns are linked to a broad-based commodity index (i.e., the Bloomberg Commodity Index Total Return). However, a Fund is not an index fund and the Subadviser may make allocations that differ from the weightings of the Bloomberg Commodity Index Total Return.
Commodity-linked derivative transactions may be traded on an organized derivatives exchange and cleared through a regulated clearing organization or transacted with another counterparty on an over-the-counter (“OTC”) basis. A Fund will enter into OTC commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event a counterparty’s rating falls below investment grade, a Fund’s Subadviser in its discretion will determine whether to dispose of such instrument.
On October 28, 2020, the SEC adopted Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”), which regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. The Rule becomes effective on February 19, 2021 and the date by which the Funds must come into compliance with the Rule is August 19, 2022. Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on a Fund as senior securities within the meaning of Section 18 of the 1940 Act. As a result, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Fund determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Fund may instead comply with the Absolute VaR Test. A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets. In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. In addition, on the compliance date for Rule 18f-4, the SEC has indicated that it will repeal SEC Release 10666 and related guidance that currently is relied on by the Fund to enter into derivatives. Under this guidance, a Fund is allowed to enter into an unlimited number of derivatives provided that it segregates liquid assets in an amount equal to the Fund’s exposure under the derivatives transaction. There remain open issues regarding how the Derivatives Rule will apply to the Funds and, in particular, to those that use more than one subadviser. In addition, the Funds have not yet determined which Funds will be Limited Derivatives Users and, thus, not required to comply with certain aspects of the Derivatives Rule and which will be subject to the full scope of the Rule. Although it is not yet clear how the Derivatives Rule will affect the Funds, it is possible that the limits and compliance costs imposed by the Derivatives Rule may limit the ability of the Funds to enter into commodity-linked derivatives (as well as other Derivatives) and modify their investment and risk management strategies, accordingly.
Information Concerning Commodity-Linked Notes (the “Notes”). The value of a commodity-linked note is primarily linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the Bloomberg Commodity Index Total Return), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.
The Notes in which a Fund invests are typically issued by a bank, other financial institution or commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. Notes are not deemed to be “derivatives” and are not subject to the Derivatives Rule or to the limits imposed by Rule 18f-4 on the ability of a Fund to invest in derivatives.
A typical Note may have the following characteristics:
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Issuer: A bank, other financial institution or commodity producer.
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Maturity: Commodity-Linked Notes (12–18 months).
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Purchase Price: The Fund purchases a Note at a specified face value, for example $100 or $1,000.
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Payment Characteristics: A Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. A Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index, (e.g., the Bloomberg Commodity Index Total Return). This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index.
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“Put” and Automatic Redemption Features: A Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical Note also provides that the issuer will automatically repurchase the Note from a Fund if the value of the Note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, whichever the case may be, reached a level specified under the terms of the Note.
A Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, a Fund can negotiate to extend or shorten the maturity of a Note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.
Companies in Financial Sector
A Fund may invest in securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies and companies providing similar services. A Fund may also have exposure to financial companies to the extent they are counterparties to the Fund’s derivative investments.
Events that affect the financial services industries will have a greater effect on a Fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.

The financial services industries are also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.
Convertible Securities
may invest in convertible securities, including convertible bonds and contingent convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Corporate Transactions Involving Portfolio Companies of the Fund
A Fund will employ a buy and hold strategy. A Fund will not sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the Prospectus. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held in a Fund’s portfolio, the Fund generally will not alter the portfolio holdings of the Fund unless the new security received by the Fund does not meet the Fund’s selection criteria. For example, if as a result of a merger, a security held in a Fund is automatically exchanged for a security of another company, the Fund would generally continue to hold the newly received security if it met the Fund’s selection criteria. If the newly received security did not meet the selection criteria, the portfolio manager would generally dispose of such security and replace it with a security that did meet its selection criteria. In the event that a Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, the Fund would generally replace the issuer in its portfolio.
Coupon Bearing U.S. Government Securities
A Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.
Credit Default Swaps
A Fund may invest in credit default swaps. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, a Fund would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.
Credit default swaps increase credit risk when a Fund is the seller and increase counterparty risk when a Fund is the buyer. Credit default swap transactions in which a Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions has not necessarily resulted in swaps being easier to trade or value. In addition, under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin to CFTC regulated derivatives dealers and banks in connection with OTC derivatives are expected to become effective with respect to the Funds in September 2021 or September 2022, as applicable. The implementation of these requirements with respect to OTC swaps, along with the implementation of initial margin posting and additional regulations under the Dodd-Frank Act regarding clearing, mandatory trading and reporting of derivatives, may increase the costs to a Fund of trading in these instruments and, as a result, may affect returns to investors in a Fund. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
CDXs involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. CDXs are regulated as swaps by the CFTC.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments (in the Annual Report) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Credit Derivatives
A Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark the U.S. Treasury security, rather than default events.
In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. A Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in a Fund’s portfolio relative to a benchmark the U.S. Treasury security.
Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.
Cybersecurity Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, a Fund has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of a Fund or its service providers, financial intermediaries, or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since a Fund does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives Strategies
A Fund may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale, up to 100% of a Fund’s total assets may be subject to calls. Under current regulatory guidance, a Fund must segregate liquid assets equal to the cash or securities deliverable under the options. A Fund complies with this requirement by “covering” the options and, while a written call is outstanding, holding the securities deliverable to the purchaser of the call or maintaining in escrow cash or other securities sufficient to satisfy its obligations under the call and acceptable for applicable margin requirements. Similarly, under current regulatory guidance, calls on futures (defined below) used to enhance income are subject to similar asset segregation requirements and “covered” by deliverable securities or by liquid assets segregated to satisfy the futures contract. A Fund also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depositary with a value equal to or greater than the exercise price of the underlying securities, consistent with current regulatory guidance.
In light of the SEC’s adoption of Rule 18f-4 in October 2020, options written by a Fund are now treated as “senior securities” for purposes of Section 18 of the 1940 Act. As a result, after a transition period, the Fund will be required to rely on Rule 18f-4 in order to be permitted to write options. Under Rule 18f-4, unless a Fund is a “Limited Derivatives User,” a Fund will be subject to limits such that the Fund must ensure, on a daily basis, that its portfolio, taking account of the written options, comply with the applicable VaR limits. A Fund will also be required to implement a derivatives risk management program, appoint a derivatives risk manager and comply with the applicable Board and SEC reporting requirements for derivatives. A Fund may qualify as a Limited Derivatives User and not be required to comply with many aspects of Rule 18f-4 if its total derivatives exposure, measured on a notional basis as provided under Rule 18f-4, is not greater than 10% of the Fund’s total net assets. A Fund must be in compliance with Rule 18f-4 on or before August 19, 2022. The Funds have not yet determined which of them would be Limited Derivatives Users and subject to only certain aspects of Rule 18f-4 (e.g., SEC reporting but not VaR limits) and which will be subject to all of the provisions under the Derivatives Rule, including VaR limits and establishment of a derivatives risk management program.
If a call written by a Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.
In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.
Disciplined Strategy
A Fund will not deviate from its strategy, which entails buying and holding stocks selected through the selection criteria described in the Prospectus. A Fund will not generally sell stocks in its portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful. For purposes of determining the industry-related caps that will be applied during the annual selection process, a Fund will use Global Industry Classification Standard (“GICS”) industry groups as the initial base for determining whether a cap will be applied (“industry-related groupings”). The Adviser may, however, determine in its sole discretion to include stocks from other GICS industry groups, or stocks that are selected based on inputs or data from other unaffiliated third-party data providers, within the designed industry-related groupings that are utilized to determine the cap. The industry-related caps established during the annual selection process may also trigger a securities substitution in between annual rebalancings (e.g., if a security no longer met the selection criteria due to a corporate transaction) or may be applied to maintain an industry-related cap during a securities substitution. The industry-related groupings used for purposes of determining this industry-related cap will not impact the manner in which industry concentration is calculated for purposes of a Fund’s fundamental investment restriction that limits the Fund from investing in more than 25% of its assets in the securities of issuers in the same industry.
Diversification
is classified as “diversified” for purposes of the 1940 Act. A Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of the Fund’s assets is represented by cash, and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. In the unlikely event application of a Fund’s strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.
Dollar Rolls
A Fund may enter into “dollar rolls” in which the Fund sells mortgage- or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the Roll Securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than those reflecting typical portfolio management activities.
Dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s or Subadviser’s, as applicable, ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Equity Securities
Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.
Eurodollar Obligations
A Fund may, in accordance with its investment objective, policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.
A Fund may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.
Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities in London.
Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. A Fund believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss.
Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.
Fixed Income Securities
Each Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities; provided, however, that the International Dividend Strategy Fund does not intend to invest in fixed-income securities except as otherwise provided under “Short-Term and Temporary Defensive Instruments” below.
Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.
The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.
The Japan Fund may invest up to 20% of its total assets in debt securities that have the potential for capital appreciation. The Fund may invest in debt securities rated investment grade, as defined below.
“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc. (AAA, AA, A or BBB, including the + or - designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser(s), as applicable, to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.
Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. A Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser(s), as applicable, to determine the appropriate course of action.
Foreign Currency
A Fund may buy foreign currencies when it believes the value of the currency will increase. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a Fund’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that a Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall. A Fund may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities
Each Fund, except as noted below, is authorized to invest without limitation in foreign securities and may purchase securities issued by issuers in any country. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Dividend Strategy Fund will invest substantially all of the Fund’s assets in foreign (non-U.S.) securities. The Japan Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities of Japanese issuers and other investments that are tied economically to Japan.
Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets.
A Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities typically issued by a U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at a Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. A Fund also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, a Fund may invest in securities denominated in other currency “baskets.”
The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.
Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and transaction taxes and custodian fees than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors. A Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, have less liquidity and be more uncertain as to payment of dividends, interest and principal.
The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.
Because a Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.
Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if such Fund has entered into a contract to sell the security, possible liability to the purchaser.
For purposes of determining whether a particular country is considered a developed market or an emerging market, the Funds use the designation set forth by MSCI, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether a company is a “foreign security,” the International Dividend Strategy Fund uses a country classification assigned by MSCI or another unaffiliated third-party data provider. For purposes of determining whether the Japan Fund invests at least 80% of its net assets in securities of Japanese issuers and other investments that are tied economically to Japan, the Fund uses a country classification assigned to a security by MSCI or another unaffiliated third-party data provider; provided, however, that the Adviser or Subadviser may override this country designation in the event that the Subadviser determines, after considering a variety of factors, that Japan represents the primary country to which such company has investment exposure. The Funds will generally follow the same process with respect to any other Fund policies relating to geographic or country designations, limitations or restrictions; however, the Funds may consider other information when making such a determination. With respect to investments in derivative instruments, where investment exposure is typically tied to the reference asset or index underlying the derivative instrument, the Funds will generally consider such reference asset or index when assigning a geographic or country designation for such instrument.
Japan. For three decades from the 1960s through the 1980s, Japan’s overall real economic growth had been strong. However, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession as a result of the recent global economic crisis. The Japanese economy has only recently emerged from this prolonged economic stagnation. Over the last few decades, Japan’s economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by Japan’s massive government debt, the aging and shrinking of the population, and a highly regulated labor market, among other things. Overseas trade is important to Japan’s economy, although exports as a percentage of GDP is lower than other Asian countries and most developed countries. Currency fluctuations may also significantly affect Japan’s economy.
Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist and could have a severe and negative impact on the Japan Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.
Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.
Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.
Equity returns in Japan may be negatively affected by poor performance of the global economy. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be adversely affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).
Russian Securities. Recent events in Ukraine and the Russian Federation may have an adverse impact on the International Dividend Strategy Fund. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including a Fund.
Foreign Sovereign Debt Securities
Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.
The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Forward Contracts on Foreign Currencies
A Fund may engage in forward contracts on foreign currencies (“Forward Contracts”). A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. A Fund does not intend to utilize Forward Contracts other than for bona fide hedging purposes.
The Dodd-Frank Act, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions were excluded from certain of the Dodd-Frank Act regulations, as permitted thereunder, by the Secretary of the U.S. Treasury and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC or to mandatory margining by counterparties as well as the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Fund may not receive certain of the benefits of CFTC regulation or of mandatory bi-lateral margining for certain of its trading activities, including certain Forward Contracts.
A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.
A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when the investment manager for a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). A Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund, under current regulatory guidance, will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. Forward Contracts will be subject to the limits under Rule 18f-4.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are generally involved but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Future Developments
A Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. A Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.
Futures Contracts and Options on Futures
Futures.
A futures contract is generally a standardized, exchange-traded contract that requires the purchase or sale of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.
The risks associated with Fund’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iii) the underlying reference asset may not perform the way the Adviser or Subadviser, as applicable, expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (vi) due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.
Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. A Fund generally intends to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the futures contract is marked-to-market to reflect changes in its market value, exchanges of margin, called variation margin, will be paid to or received from, as applicable, the Futures Broker on a daily basis. If a Fund is required to pay additional variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the futures contract, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Fund would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Fund would be required to pay or receive cash equal to the intrinsic profit in the contract.
Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities.
For example, if a Fund owned long-term bonds and interest rates were expected to increase, a Fund might sell interest rate futures contracts. If used for hedging, such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio, if any. However, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. In addition, the trading market for futures contracts may be more liquid than the market for the underlying cash instruments. If interest rates did increase, the value of the debt securities in a Fund would decline but the value of a Fund’s interest rate futures contracts would be expected to increase. If used for investment purposes, the value of a Fund would increase as a result. If used for hedging purposes, this increase in the value of the interest rate futures would be expected to approximately offset the decline in the value of the long-term bonds, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased for investment or as a hedge, as applicable, in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline in the market value of the Fund’s securities occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and/or if the Fund anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may provide gains for the Fund or offset, in part or entirely, increases in the cost of securities that the Fund intends to purchase. If used for hedging purposes, as such purchases of securities are made, the corresponding positions in stock or bond index futures contracts would be closed out. A Fund may purchase and/or sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency when it anticipates a decline in the value of such currency relative to the dollar. If a Fund holds securities denominated in such currency and such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures positions, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Since perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss. The loss incurred by the Fund in entering into futures contracts, and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options and swaps on futures may lack liquidity, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges may not provide the same protection as U.S. exchanges. However, after implementation of Rule 18f-4, a Fund will be limited in the positions in futures contracts and options and swaps on futures that it is authorized to enter into and, assuming the Fund is not a Limited Derivatives User, the Fund will be required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including futures contracts and options and swaps and futures.
Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures”).
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the Fund that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as c a partial hedge against increasing prices of securities held by the Fund that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates are anticipated, the Fund could, in lieu of selling a futures contract, purchase put options thereon. In the event that such decrease or changes occur, the Fund should profit on the option and any loss on the Fund’s futures contracts may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive. Written options on futures contracts will be subject to the limits under Rule 18f-4 and purchased options on futures will not be treated as derivatives and thus will not be subject to the limits provided by Rule 18f-4.
Limitations on entering into Futures. Each Fund currently has an operating policy which provides that it will not enter into Futures or write put or call options with respect to Futures unless such transactions are either “covered” or subject to appropriate asset segregation requirements. Going forward, the Funds will be required to replace that operating policy with new policies and procedures that address the requirements of Rule 18f-4. Among other changes, the Funds will be subject to hard limits imposed by Rule 18f-4 on their ability to enter into futures contracts.
Government Securities
Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”) and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. A Fund may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities.
Growth of High-Yield, High-Risk Bond Market
The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.
For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); provided, however, that the International Dividend Strategy Fund will generally not employ any hedging or temporary defensive strategies in connection with the management of the Fund. In addition, the Funds may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. OTC markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed-income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited.
Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.
Each Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Adviser or Subadviser, as applicable, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Japan Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund, under current regulatory guidelines, will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. Each Fund may enter into currency swaps. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Under current regulatory guidelines, a Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, each Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Each Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.
A Fund’s strategy of hedging with Futures and Options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate.
Hybrid Instruments (Indexed/Structured Securities)
“Hybrid Instruments,” including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or physical commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several

European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor a Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC (which generally regulates the trading of commodity interests by U.S. persons), the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.
Accordingly, a Fund will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in hybrid instruments will account for more than 10% of the Fund’s return (positive or negative).
Illiquid Investments
No more than 15% of a Fund’s net assets may be invested in illiquid investments, which may be difficult or impossible to sell at the time and the price that the seller would like. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Fund’s assets in illiquid investments may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund redeems shares or pays dividends and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Income Trusts
A Fund may invest in shares of income trusts in Canada. An income trust is an investment trust which holds income-producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.
Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.
Despite the potential for attractive regular payments, income trusts are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.
Initial Public Offerings
A Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than on economic reasons.
Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors
In order to protect the value of the Funds’ assets from interest rate fluctuations and to hedge against fluctuations in the fixed-income market in which certain of the Funds’ investments are traded, the Funds may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. Each Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Under current regulatory guidelines, inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser or Subadviser, as applicable, will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. A Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser or Subadviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, have less liquidity than swaps.
Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.
Interfund Borrowing and Lending Program
The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the board of each participating fund. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.
In addition, a Fund’s loans to any other fund in the program may not exceed 5% of the Fund’s net assets.
Investment Companies
The Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Funds will not invest in such investment companies unless, in the judgment of the Adviser or Subadviser, as applicable, the potential benefits of such investments justify the payment of any associated fees and expenses.
The Funds may also invest in exchange-traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money from investing in an ETF.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.
Each Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. A Fund may also invest in foreign investment companies that invest in such markets. Some of the countries in which a Fund invests may not permit direct investment by foreign investors, such as a Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.
A Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).
Investment in Small, Unseasoned Companies
A Fund may invest in the securities of small companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.
Mid-cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more than those in volatile large-cap companies.
Legislation
Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.
Liquidity and Valuation
There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund’s ability to value accurately or dispose of such bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Fund’s investment portfolio and the Trustees may have to use a greater degree of judgment in making such valuations.
Liquidity Risk Management
In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires open-end funds, such as a Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, a Fund a implemented its liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews a Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s a portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund a can expect to be exposed to greater liquidity risk.

Loan Participations
A Fund may invest in loans. A Fund’s investment in loans is expected to take the form of loan participations. Loan participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that a Fund’s participation interest bears to the total principal amount of the loan. The loan participations in which a Fund may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (less-developed country debt). The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.
A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. A Fund will rely on the lender who sold the participation interest not only for the enforcement of a Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. A Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. A Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if a Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.
Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as “C” by Moody’s or “D” by S&P. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
Loans of Fund Securities
While a Fund is permitted to engage in securities lending, the Fund has not currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Fund would also be subject to the approval and oversight of the Board.
Money Market Securities of Foreign Issuers
Foreign money market instruments utilized by a Fund will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities(including private mortgage-backed securities), such as certificates issued by GNMA, FNMA and FHLMC (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than the U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:
GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers Home Administartion, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.
FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately-issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
Operational Risk
An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Options
Options on Securities. A Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest.
When a Fund writes a call on a security, it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a call on the same security during the period of time prior to expiry in which the option is outstanding and (the “option period”) (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the option period. A Fund may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Fund is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities or basket of securities, should the price of the underlying security or the basket of securities increase during the option period, which may be offset to some extent by the premium. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
To terminate its obligation on a call it has written, a Fund may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the premium received (and, if the option was “covered,” the Fund would also retain the underlying security). If a Fund could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.
When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the option period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Fund generally benefits only if the call is sold at a profit or if, during the option period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by a Fund. For example, if a Fund enters into a short sale on securities, a long call option that references those securities can protect the Fund against losses in closing out the short position by establishing a fixed purchase price. Purchased calls are not treated as derivatives or senior securities for purposes of Section 18 and are not subject to VaR limits under Rule 18f-4.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that a Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Fund against losses in closing out a short position in the referenced securities.
A Fund may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Fund may be able to negotiate a termination. A Fund will realize a profit or loss from a sale, a termination or a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for U.S. federal tax purposes, and, when distributed by a Fund, are taxable as ordinary income.
When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and a Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Fund.
Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock or bond markets, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Purchased puts are not treated as derivatives or senior securities for purposes of Section 18 and are not subject to VaR limits under Rule 18f-4.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund, consistent with current regulatory guidance, will currently segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. As a result of this current practice, a Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. If the Fund writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Fund has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Fund sells the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction. However, after implementation of Rule 18f-4, a Fund will be limited in the positions in futures contracts and options and swaps on futures that it is authorized to enter into and, assuming the Fund is not a Limited Derivatives User, the Fund will be required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including futures contracts and options and swaps and futures.
Options on Foreign Currencies. A Fund may write and purchase puts and calls on foreign currencies. A call written by a Fund on a foreign currency for cross-hedging purposes is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received.
A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on Securities Indexes. A Fund may write and purchase call and put options on securities indexes. Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Fund buys a call on a securities index, it pays a premium. During the option period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.
Additional Information About Options. A Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.
A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, in respect to listed options, and by Financial Industry Regulatory Authority, Inc., in respect to OTC options.
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser or Subadviser.
Other Derivatives Strategies
In the future, a Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective(s), legally permissible and adequately disclosed.
Pay-In-Kind Bonds
Investments of a Fund in fixed income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.
The higher yield and interest rates on pay-in-kind bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. Pay-in-kind bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Pay-in-kind interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of pay-in-kind interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.
Payment Expectations
High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.
Portfolio Turnover
A Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objective(s). Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.
Possible Risk Factors in Hedging
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s, as applicable, predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave a Fund in a worse position than if such strategies were not used.
In addition to the risks discussed in the Prospectus and above, there is also a risk in using short hedging by selling futures to attempt to protect against a decline in value of a Fund’s portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to initial and variation margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.
If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser, as the case may be, then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, a Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.
When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.
Preferred Securities
There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings, automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®)(TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered services marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.
Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many hybrid-preferred securities are issued by trusts or other SPEs established by operating companies and are not a direct obligation of an operating company. At the time the trust or SPE sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or SPE securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or SPE. The trust or SPE is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or SPE in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.
Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financial sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.
In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.
Another preferred structure with loss absorption characteristics is the CoCo’s. These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.
Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.
Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.
Floating Rate Securities. A Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide a Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Privately Placed Securities
A Fund may invest in privately placed securities, to the extent consistent with its investment objective(s), which are subject to resale restrictions and may additionally be limited by restrictions on Rule 144A securities or by the Liquidity Rule.
Real Estate Companies
A may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments lack liquidity and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.
Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.
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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.
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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.
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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.
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Credit Risk. REITs (as defined below) may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.
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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.
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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.
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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to a Fund on its investment in such company.
Real Estate Investment Trusts
A Fund may invest in real estate investment trust (“REITs”). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to stockholders annually a substantial portion of its otherwise taxable income. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the quality of any credit extended, changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
A Fund may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.
Recent Market Events
In the past decade, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility, and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Those events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper, and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Funds’ portfolios more challenging.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread. Responses to the financial problems by governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Brexit/European Union
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On

January 31, 2020, the UK formally withdrew from the European Union. A transition period through December 31, 2020, has been established to allow the UK and the European Union to negotiate the terms of the UK’s withdrawal. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer-term risks that would not have been applicable had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand, and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
COVID-19
An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally, and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation, and delivery, quarantines, cancellations, disruptions to supply chains, and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets and a global recession. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.
In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or similar epidemics or pandemics will not disrupt the operations of the Funds and their service providers. These disruptions could adversely affect a Fund and its shareholders.
Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial, and/or social difficulties, these events could negatively affect the value and liquidity of the Fund’s investments.
Regulatory Aspects of Derivatives and Hedging Instruments
The CFTC also has rules imposing limits on the maximum number of speculative positions in certain physical commodity futures contracts (and options thereon) and swaps that are economically equivalent to the physical commodity futures contracts held or controlled by a single investor or group of investors acting in concert. The limits apply regardless of whether the futures or swaps positions were executed on the same or different exchanges or are held in one or more accounts or through one or more clearinghouses or futures commission brokers or generally executed over the counter. Under the CFTC’s rules, the number of futures and economically equivalent swap positions a Fund may hold may be affected by futures and economically equivalent swap positions held by other entities, including other investment companies having the same or an affiliated investment adviser. In addition to CFTC-set limits, the futures exchanges also impose spot month limits and non-spot month accountability levels on futures contracts (and options thereon). Both the CFTC and the exchanges may order the liquidation of positions found to be in violation of speculative position limits and may impose certain additional sanctions.
A Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, a Fund is limited in its ability to use futures contracts (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (other than physically settled trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Fund may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that designated derivatives must be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses. The CFTC has mandated that certain interest-rate swaps and swaps on indices of credit default swaps must be cleared and traded through a regulated market or facility. OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse.
Under the Dodd-Frank Act, regulations are now in effect that require derivatives dealers regulated by the CFTC and banks to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin to CFTC regulated derivatives dealers and banks in connection with OTC derivatives are expected to become effective with respect to the Funds in September 2021 or September 2022, as applicable. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Fund will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC or SEC to act as a clearing member. A Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
OTC dealers in “swaps” (as defined in the Commodity Exchange Act) that transact in more than a de minimis notional amount of swaps annually are currently required to register with the CFTC. Dealers that transact in more than a de minimis notional amount of security-based swaps annually will be required to register with the SEC beginning October 6, 2021. Both types of dealers are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Funds as market changes continue to be implemented.
Regulation of Funds’ Ability to enter into Certain Derivative Transactions. The Funds currently comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines generally require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. As discussed above, in October 2020, the SEC adopted Rule 18f-4 and announced that it would rescind the guidelines that the Funds currently follow on August 9, 2022.
Rule 18f-4 regulates the ability of the Funds to enter into derivative transactions. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as TBA transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Fund. The Derivatives Rule becomes effective on February 19, 2021 and the date by which the Funds must come into compliance with the Rule is August 19, 2022. Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on the Funds as senior securities within the meaning of Section 18 of the 1940 Act. As a result, the Funds are prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives

Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Fund determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Fund may instead comply with the Absolute VaR Test. A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets. In addition, among other requirements, Rule 18f-4 requires Funds to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. There remain open issues regarding how the Derivatives Rule will apply to the Funds and, in particular, to those that use more than one sub-adviser. In addition the Funds have not yet determined which Funds will be Limited Derivatives Users and, thus, not required to comply with certain aspects of the Derivatives Rule and which will be subject to the full scope of the Rule. Although it is not yet clear how the Derivatives Rule will affect the Funds, it is possible that the limits and compliance costs imposed by the Derivatives Rule may limit the ability of Funds to enter into Derivatives and modify their investment and risk management strategies, accordingly.
Regulatory Risk
Regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which the investors are subject. The Dodd-Frank Act, among other things, grants the CFTC and the SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the OTC derivatives market. The implementation of the Dodd-Frank Act could adversely affect a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase a Fund’s, SunAmerica’s and the Subadviser’s exposure to potential liabilities.
Repurchase Agreements
A Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser or Subadviser(s), as the case may be. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund will incur a loss and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.
Restricted Securities
Securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser(s), as applicable, to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund then invests the proceeds from the transaction in another obligation in which is authorized to invest. A Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, a Fund , under current regulatory guidelines, will segregate cash or liquid assets in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be subject to the limits under Rule 18f-4.
Risks of Investing in Lower Rated Bonds
Fixed income securities in which a Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by S&P’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by a Fund.
Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds. High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.
There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.
Ratings assigned by Moody’s and S&P’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.
The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.
As a result of all these factors, the net asset value of a Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.
Savings Association Obligations
A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Fund may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Fund is fully insured by the FDIC.
Securities Acquired in Restructurings and Workouts
A Fund’s investments may include fixed income securities (particularly lower-rated fixed income securities) or loans that default or are in risk of default (“Distressed Securities”). A Fund’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.
Senior Loans
A Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that a Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. Senior loans in a Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
Sensitivity to Interest Rate and Economic Changes
High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Short Sales
The Japan Fund may sell a security it does not own in anticipation of a decline in the market value of that security (“short sales”). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund.
Until the security is replaced, a Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with a short sale.
A Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Generally, gain, but not loss, must be recognized for U.S. federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.
The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Fund entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Fund to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the Investment Company Act. Rule 18f-4 limits the ability of Funds to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transaction were limited to cash and cash equivalents.
Short-Term and Temporary Defensive Instruments
In addition to its primary investments, the Japan Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, the Japan Fund, and except as described below, may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Subadviser, as applicable, to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.
The International Dividend Strategy Fund may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for the Fund. The International Dividend Strategy Fund’s portfolio managers may also, in their discretion, maintain a cash position in the Fund for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The International Dividend Strategy Fund does not intend to invest in money market instruments for temporary defensive purposes, nor does it intend to invest in fixed-income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.
Subject to the limitations described above and below, the following is a description of the types of money market and short-term fixed income securities in which a Fund may invest:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper. Commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. Commercial paper also consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).
Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.
Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.
A Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.
Savings Association Obligations and Commercial Bank Obligations. Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Fund, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by a Fund are fully insured by the FDIC.
A Fund may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Fund may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by a Fund are fully insured by the FDIC. A Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.
Corporate Obligations. A Fund may invest in corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper.”
A Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. See the Appendix for a description of investment-grade ratings by S&P and Moody’s.

Repurchase Agreements. See the section entitled “Repurchase Agreements” above.
U.S. Government Securities. See the section entitled “U.S. Government Securities” below.
Short-Term Taxable Securities
Short-term taxable securities mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to U.S. federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.
Special Situations
A “special situation” arises when, in the opinion of the Adviser or Subadviser(s), as applicable, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Standby Commitments
Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Fund may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser(s), as applicable, may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Stripped Mortgage-Backed Securities
A Fund may invest in stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal-Only (“PO”) strip representing all principal payments and an Interest-Only (“IO”) strip representing all interest payments.
The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.
The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of U.S. Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall—precisely the opposite relationship from other fixed income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed income securities.

STRIPS
In addition to the U.S. government securities discussed herein, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.
Taxes
A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount income that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.
As a result of all these factors, the net asset value of a Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its securities at inopportune times and decrease the asset base upon which expenses can be spread.
Treasury Inflation-Protected Securities
A Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
To the extent that a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
U.S. Government Securities
A Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.
A Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.
Variable Rate Demand Notes
A Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Any purchase of VRDNs will meet applicable diversification and concentration requirements.
Warrants and Rights
A Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, (s)he risks the loss of his/her entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.
When-Issued and Delayed Delivery Securities
Each Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made.
With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.
A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition, or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser or Subadviser(s), as applicable, before settlement will affect the value of such securities and may cause a loss to a Fund.
When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.
Zero-Coupon Securities
A Fund may invest in zero-coupon securities issued by both domestic and foreign corporations. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. See the section entitled “Foreign Securities” for a description of the risks involved in investments in foreign corporations.
Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC. In addition, a Fund may invest in zero-coupon bonds issued by GNMA, FNMA, FHLMC, and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.
INVESTMENT RESTRICTIONS
A Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. As defined in the 1940 Act, a “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% or more of the outstanding shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, the Fund may not:
1.
With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).
2.
Borrow money, except that: (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Funds from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.
3.
Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.
4.
Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (ii) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.
5.
Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

6.
Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.
7.
Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restrictions (2) and (6) above.
The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:
8.
Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser or Subadviser, as applicable, has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities. For purposes of this restriction, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.
9.
Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.
10.
Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.
11.
For the Japan Fund: Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.
TRUSTEES AND OFFICERS
The following tables list the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (defined below) and other directorships/trusteeships held outside of the Fund Complex, as applicable. Unless otherwise noted, the address of each Trustee and officer is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”
The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and perform various duties imposed on Trustees of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also trustees/directors and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Disinterested Trustees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Dr. Judith L. Craven Age: 75	Trustee	2001-Present	Retired.	83	Director, A.G. Belo Corporation (a media company) (1992-2014); Director, SYSCO Corporation (a food marketing and distribution company) (1996-2017); Director, Luby’s, Inc. (1998- 2019).
Richard W. Grant Age: 75	Trustee, Chairman of the Board	2011-Present	Retired.	23	None
Stephen J. Gutman Age: 77	Trustee	1986-Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002-Present); President, SJG Marketing, Inc. (2009- Present).	23	None
Eileen A. Kamerick Age: 62	Trustee	2018-Present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015-2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012-2014).	23
Hochschild Mining plc
(precious metals company)
(since 2016); Director of
Associated Banc-Corp
(financial services company)
(since 2007); Legg Mason
Closed End Funds
(registered investment
companies) (since 2013);
Westell Technologies, Inc.
(technology company)
(2003-2016).

Interested Trustee
Peter A. Harbeck[4] Age: 67	Trustee	1995-Present	Retired June 2019, formerly President (1995- 2019), CEO (1997- 2019) and Director (1992- 2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993- 2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	83	None

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes: SunAmerica Series, Inc. (6 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (45 funds), VALIC Company II (15 funds), SunAmerica Series Trust (61 portfolios) and Seasons Series Trust (19 portfolios).
3
Directorships of companies required for reporting to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

4
Mr. Harbeck is an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.
Officers
Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 52	President and Chief Executive Officer	2007-Present	Chief Financial Officer, SunAmerica (2002-Present); Senior Vice President, SunAmerica (2004-Present); Chief Operating Officer, SunAmerica (2006-Present)
Sharon French Age: 56	Executive Vice President	2019-Present
President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta
Solutions, Oppenheimer Funds (2016-2019); President, F-
Squared Capital, LLC (financial services) (2013-2015).

Gregory R. Kingston Age: 55 2919 Allen Parkway Houston, TX 77019	Treasurer	2014-Present	Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 51 2919 Allen Parkway Houston, TX 77019	Chief Compliance Officer	2017-Present
Chief Compliance Officer, AIG Funds, Anchor Series Trust,
Seasons Series Trust, SunAmerica Series Trust, VALIC
Company I and VALIC Company II (2017-Present); Chief
Compliance Officer, VALIC Retirement Services Company
(2017-Present); Chief Compliance Officer, Invesco PowerShares
(2012-2017).

James Nichols Age: 54	Vice President	2006-Present	Director, President and CEO, ACS (2006-Present); Senior Vice President, SunAmerica (2002-Present).
Gregory N. Bressler Age: 54	Secretary (Retail)	2005-Present	Senior Vice President and General Counsel, SunAmerica (2005- Present).
Kathleen D. Fuentes Age: 51	Chief Legal Officer and Assistant Secretary (Retail)	2013-Present	Vice President and Deputy General Counsel, SunAmerica (2006- Present).
Shawn Parry Age: 48 2919 Allen Parkway Houston, TX 77019	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present), SunAmerica.
Donna M. McManus Age: 60	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present).
Timothy Pettee Age: 62	Vice President	2018-Present	Chief Investment Officer, Senior Vice President, SunAmerica (2018-Present); Lead Portfolio Manager, Rules Based Funds (2013- present).
Matthew J. Hackethal Age: 49	Anti-Money Laundering Compliance Officer	2006-Present
Acting Chief Compliance Officer, AIG Funds, Anchor Series
Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC
Company I and VALIC Company II (2016-2017); Chief
Compliance Officer, SunAmerica (2007-Present); Chief
Compliance Officer, The Variable Annuity Life Insurance
Company (2016-2017); AML Compliance Officer, AIG Funds,
Anchor Series Trust, Seasons Series Trust, SunAmerica Series
Trust, VALIC Company I and VALIC Company II (2006-
Present); and Vice President, SunAmerica (2011-Present).

Leadership Structure of the Board
Overall responsibility for oversight of the Trust and the Fund rests with the Board. The Trust, on behalf of the Fund, has engaged SunAmerica and, if applicable, the Subadviser(s) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the Subadviser(s) and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objective(s) and strategies. The Board is presently composed of five members, four of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Interested Trustees are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Fund’s investment management and business affairs, and also by the Fund’s Subadviser(s), if any, and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser(s) and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser(s) and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser(s), if applicable, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. She currently serves as a director or trustee of 83 funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience from serving on the boards of directors of several public companies for more than 10 years.
Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since 2011 and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee of 23 funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.
Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee of 23 funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

Eileen A. Kamerick. Ms. Kamerick has served as a director or trustee in the Fund Complex since 2018 and serves as a Trustee of the Trust. She currently serves as a director or trustee of 23 funds in the Fund Complex. She has experience in business and finance, including financial reporting, experience as a board member of a highly regulated financial services company, and experience as a board member of registered investment companies.
Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee of 83 funds in the Fund Complex. Mr. Harbeck also has business and executive experience from serving as President, CEO and Director of SunAmerica from 1995 to 2019 and as Director of ACS from 1993 to 2019.
Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit, along with other matters.
The members of the Audit Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Ms. Kamerick serving as Chairman. Ms. Kamerick receives a $8,281 annual retainer for serving as Chairman of the Audit Committees of AIG Funds (“AIGF”),* Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $4,142 per meeting for serving on the Audit Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. The Audit Committee met 4 times during the fiscal year ended September 30, 2020.
The Nomination Committee recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustee and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholder meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The members of the Nomination Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,488 annual retainer for serving as Chairman of the Nomination Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. and Mr. Grant, Dr. Craven and Ms. Kamerick each receive a $1,658 annual retainer for serving as a member of the Nomination Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Mr. Grant, Dr. Craven and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting) and Mr. Gutman, as Chairman, receives $995 per scheduled meeting ($498 per telephonic meeting). The Nomination Committee met 2 times during the fiscal year ended September 30, 2020.
The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,488 annual retainer for serving as Chairman of the Ethics Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. and Messrs. Grant and Gutman and Ms. Kamerick each receive a $1,658 annual retainer for serving on the Ethics Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting) and Dr. Craven, as Chairman, receives $995 per scheduled meeting ($498 per telephonic meeting). The Ethics Committee met 1 time during the fiscal year ended September 30, 2020.
The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive a $1,658 annual retainer for serving on the Governance Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting). The Governance Committee met 3 times during the fiscal year ended September 30, 2020.

*
AIGF consists of SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc. and SunAmerica Money Market Funds, Inc.

Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee as of September 30, 2020:
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Disinterested Trustees
Dr. Judith L. Craven	None	None
Richard W. Grant	None	None
Stephen J. Gutman	None	$10,001–$50,000
Eileen A. Kamerick	None	None
Interested Trustee
Peter A. Harbeck	None	Over $100,000

1
Includes AIGF, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust, Seasons Series Trust, VALIC Company I and VALIC Company II.
As of December 31, 2020, no Disinterested Trustee, including their immediate family members, owned beneficially or of record, directly or indirectly, any securities in an investment adviser, subadviser or principal underwriter of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
As of December 31, 2020, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.
Trustee Compensation
The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each fund within AIGF a pro rata portion (based upon the funds’ net assets) of $99,372 in annual compensation ($136,860 in annual compensation for the Chairman of the Board) for acting as a director or trustee of all of the funds of AIGF. Each Disinterested Trustee of AIGF receives an additional $8,281 per attended quarterly meeting ($11,405 for the Chairman of the Board). Each disinterested director of SunAmerica Senior Floating Rate Fund Inc. receives $1,493 for each quarterly meeting attended ($2,056 for the Chairman of the Board) and $5,976 in annual compensation ($8,232 for the Chairman of the Board). Each disinterested trustee of Anchor Series Trust receives $33,156 in annual compensation ($45,636 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives from each fund within AIGF, SunAmerica Senior Floating Rate Fund Inc. and Anchor Series Trust a pro rata portion of $4,142 in compensation for attendance at each Special Board Meeting ($6,004 for the Chairman of the Board). This per meeting fee will be allocated to each fund based upon such fund’s net assets and will also be allocated only to those funds that are subject to that meeting.
The following table sets forth information summarizing the compensation of each Disinterested Trustee of the Trust for his or her services as Trustee of the Trust and as trustee/director to certain other funds within the Fund Complex for the fiscal year ended September 30, 2020. Neither Mr. Harbeck, an Interested Trustee of the Trust, nor any officers of the Trust receive any compensation from the Trust for serving as a Trustee or an officer.
Compensation Table
Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Judith L. Craven[2]	$1,176	$507,439
William F. Devin[3]	$146	$33,612
Richard W. Grant	$1,572	$305,989
Stephen J. Gutman	$1,176	$228,667
Eileen A. Kamerick	$1,215	$235,796

1
Information is as of September 30, 2020 for the investment companies in the complex that pay fees to these Trustees. The investment companies are AIGF, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.
2
Dr. Craven is also a director and trustee of VALIC Company I and VALIC Company II, respectively.
3
Mr. Devin retired as of December 31, 2019.
Control Persons and Principal Shareholders of Securities. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ outstanding shares as of December 31, 2020:
International Dividend Strategy Fund
Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned
A	AIG MULTI - ASSETALLOCATION FUNDATTN GREG KINGSTON2929 ALLEN PKWY # A8-10HOUSTON TX 77019-7100	Record	28.58
A	AIG ACTIVEALLOCATION FUNDATTN GREG KINGSTON2929 ALLEN PKWY # A8-10HOUSTON TX 77019-7100	Record	15.52
A	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	Record	3.57
A	WELLS FARGO CLEARING LLCSPECIAL CUSTODY ACCT FOR THEEXCLUSIVE BENEFIT OF CUSTOMER2801 MARKET STSAINT LOUIS MO 63103-2523	Record	1.16
A	MERRILL LYNCH, PIERCE, FENNER &SMITH, INC. FOR THE SOLE BENEFITOF ITS CUSTOMERSATTN: SERVICE TEAM SEC# 97MC34800 DEER LAKE DRIVE EAST 2ND FLOOJACKSONVILLE FL 32246-6484	Record	1.36
C	EDWARD D JONES AND COFOR THE BENEFIT OF CUSTOMERS12555 MANCHESTER RDSAINT LOUIS MO 63131-3710	Record	1.45
C	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	Record	12.65
C	SUNAMERICA TRUST CO CUSTFBO ROBERT R WILKINSINDIVIDUAL 401(K)4809 AVENUE NBROOKLYN NY 11234-3711	Record	2.34
C	SUNAMERICA TRUST CO CUSTAXEL ENTERPRISESFBO KATHLEEN M MAYKUT TTEEINDIVIDUAL 401(K)247 LYNWOOD LNBLOOMINGDALE IL 60108-3037	Record	1.22
C	SUNAMERICA TRUST CO CUSTFBO PAMELA S BYERSROTH IRA ACCOUNTDTD 02/05/2013PO BOX 974TRINITY NC 27370-0974	Record	1.33
C	SUNAMERICA TRUST CO CUSTFBO THOMAS M WATKINSINDIVIDUAL 401(K)658 MACEDONIA RDARDMORE AL 35739-9138	Record	2.43
C	LPL FINANCIALA/C 1000-00054701 EXECUTIVE DRSAN DIEGO CA 92121	Record	2.1
C	WELLS FARGO CLEARING LLCSPECIAL CUSTODY ACCT FOR THEEXCLUSIVE BENEFIT OF CUSTOMER2801 MARKET STSAINT LOUIS MO 63103-2523	Record	10.24
C	AMERICAN ENTERPRISE INVESTMENTS INCOMNIBUS # 41999970707 2ND AVE S MINNEAPOLIS MN 55402-2405	Record	3.11
C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	3.51
C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	2.64
C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	1.16

Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned
C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97NS04800 DEER LAKE DRIVE EAST 2ND FLOOJACKSONVILLE FL 32246-6484	Record	2.87
C	UBS WM USASPEC CDY A/C BEN CUST UBSFSIOMNI ACCOUNT M/FATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5WEEHAWKEN NJ 07086-6761	Record	15.2
C	RBC CAPITAL MARKETS,LLCMUTUAL FUND OMNIBUS PROCESSINGOMNIBUSATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08MINNEAPOLIS MN 55402-4413	Record	1.02
C	RAYMOND JAMES & ASSOCIATESOMNIBUS FOR MUTUAL FUNDSHOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER880 CARILLON PKWYST PETERSBURG FL 33716-1100	Record	2.68
C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	1
W	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	Record	36.83
W	WELLS FARGO CLEARING LLCSPECIAL CUSTODY ACCT FOR THEEXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STSAINT LOUIS MO 63103-2523	Record	17.1
W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	1.11
W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	1.4
W	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME84800 DEER LAKE DRIVE EAST 2ND FLOOJACKSONVILLE FL 32246-6484	Record	4.12
W	UBS WM USASPEC CDY A/C BEN CUST UBSFSIOMNI ACCOUNT M/FATTN DEPARTMENT MANAGER1000 HARBOR BLVD FL 5WEEHAWKEN NJ 07086-6761	Record	8.95
W	RAYMOND JAMES & ASSOCIATESOMNIBUS FOR MUTUAL FUNDSHOUSE ACCT FIRM 92500015ATTN: COURTNEY WALLER880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Record	25.28
W	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVDJERSEY CITY NJ 07310-1995	Record	3.24

Japan Fund
Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned
A	AIG MULTI– ASSETALLOCATION FUNDATTN GREG KINGSTON2929 ALLEN PKWY # A8-10HOUSTON TX 77019-7100	Record	49.39
A	AIG ACTIVEALLOCATION FUNDATTN GREG KINGSTON2929 ALLEN PKWY # A8-10HOUSTON TX 77019-7100	Record	22.37
A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFITOF ITS CUSTOMERSATTENTION: SERVICE TEAM SEC# 97ME84800 DEER LAKE DRIVE EAST 2ND FLOOJACKSONVILLE FL 32246-6484	Record	1.15
A	UBS WM USASPEC CDY A/C BEN CUST UBSFSIOMNI ACCOUNT M/FATTN DEPARTMENT MANAGER1000 HARBOR BLVD FL 5WEEHAWKEN NJ 07086-6761	Record	4.27
A	MORGAN STANLEY SMITH BARNEYFOR EXCLUSIVE BENEFIT OF ITS CUST1 NEW YORK PLZ FL 12NEW YORK NY 10004-1901	Record	9.46
C	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	Record	2.12
C	SUNAMERICA TRUST CO CUSTAXEL ENTERPRISESFBO KATHLEEN M MAYKUT TTEEINDIVIDUAL 401(K)247 LYNWOOD LNBLOOMINGDALE IL 60108-3037	Record	1.77
C	SUNAMERICA TRUST CO CUSTSHELLY RENEE PRODUCTIONSRENEE SALEM TTEEFBO SHELLY ANTEBI INDIVIDUAL 401(K)10 ROOSEVELT AVEDEAL NJ 07723-1319	Record	1.34
C	SUNAMERICA TRUST CO CUSTDIXIE W QUATTLEBAUM DCD IRAFBO WILLIAM F QUATTLEBAUM1729 EUCLID RDDURHAM NC 27713-2414	Record	4.11
C	MAE K QUAN & DERRICK QUAN JTWROS1211 MONTEREY BLVDSAN FRANCISCO CA 94127-2507	Record	1.67
C	SUNAMERICA TRUST CO CUSTFBO ROBERT TERRY WINDLE IRA ACCOUNT 1765 CREEKWOOD TRLAUBURN AL 36830-2753	Record	1.34
C	LPL FINANCIALA/C 1000-00054701 EXECUTIVE DRSAN DIEGO CA 92121	Record	4.08
C	UBS WM USASPEC CDY A/C BEN CUST UBSFSIOMNI ACCOUNT M/FATTN DEPARTMENT MANAGER1000 HARBOR BLVD FL 5WEEHAWKEN NJ 07086-6761	Record	1.06
C	MORGAN STANLEY SMITH BARNEYFOR EXCLUSIVE BENEFIT OF ITS CUST1 NEW YORK PLZ FL 12NEW YORK NY 10004-1901	Record	75.22
W	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	Record	13.44
W	SUNAMERICA ASSET MGMT LLC.ATTN FRANK CURRAN HARBORSIDE 5185 HUDSON STREET, SUITE 3300JERSEY CITY NJ 07311-1209	Record	24.5
W	LPL FINANCIALA/C 1000-00054701 EXECUTIVE DRSAN DIEGO CA 92121	Record	8.77
W	UBS WM USASPEC CDY A/C BEN CUST UBSFSIOMNI ACCOUNT M/FATTN DEPARTMENT MANAGER1000 HARBOR BLVD FL 5WEEHAWKEN NJ 07086-6761	Record	46.59
W	MORGAN STANLEY SMITH BARNEYFOR EXCLUSIVE BENEFIT OF ITS CUST1 NEW YORK PLZ FL 12NEW YORK NY 10004-1901	Record	6.69

MANAGEMENT OF THE FUND
The Adviser
SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, and acts as investment adviser to a Fund pursuant to the Investment Advisory and Management Agreement with the Trust, on behalf of a Fund. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). As of January 1, 2021, SunAmerica managed, advised and/or administered assets of approximately $47.67 billion of assets.
AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.
Under the Investment Advisory and Management Agreement with respect to a Fund, SunAmerica serves as investment adviser for, and selects and manages the investments of, a Fund, except for the AIG Japan Fund. SunAmerica also provides various administrative services and supervises the business affairs of a Fund, subject to general review by the Board.
In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities, such as a subadviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica’s duties.
Except to the extent otherwise specified in the Investment Advisory and Management Agreement, with respect to a Fund, a Fund pays, or causes to be paid, all other expenses of the Trust and a Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information with respect to a Fund, and supplements thereto, to the shareholders of a Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of a Fund; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.
Under the terms of the Investment Advisory and Management Agreement, SunAmerica is not liable to a Fund or its shareholders for any act or omission by SunAmerica or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Investment Advisory and Management Agreement continues in effect with respect to a Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by a vote of a majority of the Trustees or by the holders of a majority of a Fund’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Trustees by vote cast in person at a meeting called for such purpose. The Investment Advisory and Management Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days’ written notice by the Trustees, by the holders of a majority of a Fund’s outstanding voting securities or by SunAmerica. The Investment Advisory and Management Agreement automatically terminates with respect to a Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
As compensation for its services to a Fund, SunAmerica receives a fee from a Fund, payable monthly, computed daily at the following annual rates:

Fund	Fee Rate (as a % of average daily net asset value)
International Dividend Strategy Fund	1.00% of net assets
Japan Fund	1.15% of net assets
SunAmerica or its affiliates may receive financial support from certain subadvisers for distribution-related services, including support to help offset costs for training to support sales of the Funds.
The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2020, 2019 and 2018:
	Advisory Fees
Fund	2020	2019	2018	2017
AIG International Dividend Strategy Fund	$546,929	$628,179	$834,942	$884,572
AIG Japan Fund	$177,884	$222,382	$334,510	$342,050
The Subadviser
SunAmerica has retained Wellington Management as subadviser pursuant to a Subadvisory Agreement dated January 27, 2012, with respect to the Japan Fund. Wellington Management’s principal offices are located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
In its capacity as subadviser, Wellington Management performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays Wellington Management’s fees. The annual fee rate that SunAmerica pays to Wellington Management is equal to 0.45% of the average daily net assets of the Japan Fund.
For the fiscal years ended September 30, 2020, 2019 and 2018, SunAmerica paid Wellington Management $69,607, $87,019 and $130,895 respectively.
A subadvisory agreement continues in effect with respect to a Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually: (a) by the vote of a majority of the Trust’s Trustees who are not “interested persons” of the Trust or SunAmerica, as defined in the 1940 Act, cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board or the vote of a majority of the outstanding Fund shares. A subadvisory agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Fund or the Trust, Trustees, SunAmerica, as applicable, or by the vote of the majority of the outstanding Fund shares. A subadvisory agreement may be terminated at any time without penalty on ninety (90) days’ notice by the Subadviser. A subadvisory agreement will terminate automatically in the event of its assignment.
Expense Limitation Agreement
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the table below. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of a Fund’s business. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund	Class A	Class C	Class W
International Dividend Strategy Fund	1.90%	2.55%	1.70%
Japan Fund	1.90%	2.55%	1.70%
Further, any waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment by SunAmerica from a Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any. The potential recoupments are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such recoupments and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.
SunAmerica may also voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors.
SunAmerica made the following fee waivers (other than advisory fee waivers, if any) and/or expense reimbursements for the fiscal years ended September 30, 2020, 2019 and 2018:
	2020
Fund	Class A	Class C	Class I	Class W
AIG International Dividend Strategy Fund	$121,155	$23,485	N/A	$18,701
AIG Japan Fund	$159,824	$49,833	N/A	$20,662

	2019
Fund	Class A	Class C	Class I	Class W
AIG International Dividend Strategy Fund	$92,667	$21,336	N/A	$12,842
AIG Japan Fund	$135,117	$46,232	N/A	$13,963

	2018
Fund	Class A	Class C	Class I	Class W
AIG International Dividend Strategy Fund	$41,586	$12,338	$2,394	$10,384
AIG Japan Fund	$123,545	$45,489	N/A	$13,979
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The portfolio manager for a Fund, who is primarily responsible for the day-to-day management of a Fund’s portfolio, is as follows:
Fund	Adviser/Subadviser	Portfolio Manager
AIG International Dividend Strategy Fund	SunAmerica	Timothy Pettee
Timothy Campion
Andrew Sheridan
Jane Bayar Algieri
AIG Japan Fund	Wellington	Jun Y.Oh
Other Accounts Managed by the Portfolio Managers
The following table sets forth the number of other accounts for which a portfolio manager has day-to-day responsibilities and the total assets in the accounts in each of the following categories as of September 30, 2020 (unless otherwise indicated): Registered Investment Companies (“RICs”), Other Pooled Investments (“OPIs”), and Other Accounts (“OAs”). For each category, the table also sets forth in parentheses the total number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance, if applicable.

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
International Dividend Strategy Fund	SunAmerica	PetteeT.	9	-	-	-	-	-
			$5,914	$-	$-	$-	$-	$-
		T. Campion	35	-	-	-	-	-
			$24,559	$-	$-	$-	$-	$-
		SheridanA.	9	-	-	-	-	-
			$5,914	$-	$-	$-	$-	$-
		AlgieriJ.	9	-	-	-	-	-
			$5,914	$-	$-	$-	$-	$-
Japan Fund	Wellington	OhJ.Y.	-	3	5	-	1	2
			$-	$143.20	$1,191.45	$-	$132.79	$603.52
Portfolio Manager Ownership of Fund Shares
The following table sets forth the dollar range of Fund shares beneficially owned by a portfolio manager as of September 30, 2020:
Fund	Adviser/ Subadviser	Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in the Fund
International Dividend Strategy Fund	SunAmerica	Timothy Pettee	$0
		Timothy Campion	$0
		Andrew Sheridan	$0
		Jane Bayar Algieri	$0
Japan Fund	Wellington	Jun Y. Oh	$0
Wellington Management’s Portfolio Manager Compensation
Wellington Management receives a fee based on the assets under management in the Fund as set forth in a Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Japan Fund. Wellington Management pays its investment professionals out of its total revenues, including the Subadvisory fees earned with respect to the Fund. The following information relates to the fiscal year ended September 30, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Japan Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the MSCI Japan Index over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Oh is a Partner.

SunAmerica’s Portfolio Manager Compensation Overview
SunAmerica’s portfolio managers’ compensation is comprised of a salary, a short-term incentive (“STI”) bonus, and where eligible, a long-term incentive (“LTI”) bonus. The salary is a fixed annual salary, and is generally based on the portfolio managers’ responsibilities and leadership role within the organization. The STI bonus is an annual, discretionary, cash award and is based on both the individual’s performance and the performance of AIG over the current compensation period. In addition, SunAmerica may award an LTI bonus to eligible portfolio managers who consistently meet or exceed relative performance criteria. The LTI award value may vary depending on the AIG share price over a multi-year time period and is paid upon completion of the vest period.
SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Fund’s prospectus.
Potential Conflicts of Interest
SunAmerica
As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to a Fund. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.
•
Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or subadviser, as applicable, and/or portfolio manager may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the portfolio manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, which may adversely affect the value of securities held by the Fund. In certain instances, the Adviser, a subadviser and/or portfolio manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. A Fund, the Adviser and the subadviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which a Fund, the Adviser and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among a Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•
Allocation of Portfolio Managers’  Time. The portfolio managers’ management of a Fund and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser or the subadvisers, as the case may be, seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser or the subadvisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, the Adviser and the subadviser do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•
Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s and subadvisers’ Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.
Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Oh, the Japan Fund’s portfolio manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Japan Fund (the “Wellington Portfolio Manager”), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Wellington Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.
The Wellington Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Oh also manages accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Wellington Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the Wellington Portfolio Manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Portfolio Manager. Finally, the Wellington Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Personal Securities Trading
The Trust, SunAmerica and the Distributor have each adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Trust (as defined in the SunAmerica Code) in securities that may be purchased or held by a Fund to ensure that such investments do not disadvantage a Fund. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during a quarter.
A Subadviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, a Subadviser reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed access persons of a Subadviser insofar as such violations relate to the Trust. In turn, SunAmerica reports to the Board as to whether there were any violations of the Subadviser’s Code of Ethics or the SunAmerica Code by Access Persons of the Trust.
The Distributor
The Trust, on behalf of a Fund, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of a Fund. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of a Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting a Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by a Fund (see the section entitled “Distribution Plans” below).

ACS serves as Distributor of Class W shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which are reimbursed or paid by the Funds.
The Distribution Agreement remains in effect for an initial two-year term and from year to year thereafter if such continuance is approved at least annually by (a) the Board or by a vote of a majority of the outstanding voting securities of a Fund, and (b) a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Trust or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of a Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.
Distribution Plans
Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of Class A and Class C shares of a Fund have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan,” and the “Class C Plan,” and collectively, the “Distribution Plans”). There is no Distribution Plan in effect for Class W shares. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the sections entitled “Shareholder Account Information” and “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.
Class A Plan
Under the Class A Plan, the Distributor may receive payments from a Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities and services for distributing that class of shares.
Class C Plans
Under the Class C Plan, the Distributor may receive payments from a Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.
The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to the Distributor and certain securities firms for providing account maintenance services. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers. The Distributor does not receive or retain any distribution and service fees for any shares when the shareholder does not have a broker of record.
It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.
Continuance of the Distribution Plans with respect to a Fund is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits to a Fund and the shareholders of the relevant class of the Fund. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans.
A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.
Distribution and Account Maintenance Fees
The following tables set forth the distribution and account maintenance fees the Distributor received from a Fund pursuant to the Distribution Plans for the fiscal years ended September 30, 2020, 2019 and 2018:
	2020
Fund	Class A	Class C	Class I*	Class W
AIG International Dividend Strategy Fund	$173,630	$32,530	N/A	$1,558
AIG Japan Fund	41,764	28,752	N/A	$714

	2019
Fund	Class A	Class C	Class I*	Class W
AIG International Dividend Strategy Fund	$193,396	$52,414	N/A	$2,245
AIG Japan Fund	50,882	41,953	N/A	$510

	2018
Fund	Class A	Class C	Class I*	Class W
AIG International Dividend Strategy Fund	$237,133	$98,782	$524	$7,135
AIG Japan Fund	76,351	64,722	N/A	$764
During the fiscal year ended September 30, 2020, the Distributor incurred the following expenses in connection with its distribution of a Fund’s shares:
AIG International Dividend Strategy Fund	Class A	Class C
Compensation to sales personnel	$12,885	$957
Compensation to broker-dealers*	$123,286	$45,818
Advertising	$1,467	$100
Printing and mailing of prospectuses to other than current shareholders	$3,909	$269
Other Expenses#	$40,205	$21,167

AIG Japan Fund	Class A	Class C
Compensation to sales personnel	$977	$356
Compensation to broker-dealers*	$10,727	$32,169
Advertising	$1,027	$257
Printing and mailing of prospectuses to other than current shareholders	$939	$244
Other Expenses#	$24,691	$21,012

*
For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#
Other Expenses include miscellaneous printing and marketing overhead expenses.
Administrative and Shareholder Services Agreement
The Trust, on behalf of Class W shares of each Fund, has entered into an Administrative and Shareholder Services Agreement (the “Class W Services Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Services Agreement, as compensation for services rendered, the Distributor receives a fee from a Fund of 0.15% of the daily net assets of the Fund’s Class W shares.
The following tables set forth the service fees the Distributor received from a Fund pursuant to the Class W Services Agreement for the fiscal years ended September 30, 2020, 2019 and 2018:

2020
Fund	Class W
International Dividend Strategy Fund	$1,558
Japan Fund	$714
2019
Fund	Class W
International Dividend Strategy Fund	$2,245
Japan Fund	$510
2018
Fund	Class W
International Dividend Strategy Fund	$7,135
Japan Fund	$764
Payments to Financial Institutions
As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to dealers, brokers, financial advisers or other financial institutions (collectively, the “Financial Institutions”), including certain broker-dealers within VALIC, an affiliate of SunAmerica, in addition to the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or account maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”
The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of a Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.
The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to a Fund in the calendar year ended December 31, 2020. This list is subject to change and the Distributor, SunAmerica or their affiliates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.
Advisor Group, Inc.
Ameriprise Financial
Charles Schwab & Co.
CUSO Financial Services, L.P.
LPL Financial
Merrill Lynch
Morgan Stanley Wealth Management
National Financial Services/Fidelity Services
Oppenheimer & Co.
Pershing, LLC
Raymond James & Associates
RBC Wealth Management
Robert W. Baird
Stifel, Nicolaus & Co, Inc.
TD Ameritrade Trust Company
UBS Financial Services

VALIC Financial Advisors
Vanguard Group
Wells Fargo Advisors
These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.
In addition to the dealer concessions and the Distribution Plans and revenue sharing payments described above and in the Prospectus, a Fund, the Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by a Fund to AIG Fund Services, Inc. (“AFS” or the “Servicing Agent”), to the Transfer Agent (as defined below) or to the Distributor pursuant to the Class W Services Agreement and to SunAmerica pursuant to the Administrative Services Agreement.
The Servicing Agent
The Trust, on behalf of a Fund, has entered into a service agreement (the “Service Agreement”) with AFS, an indirect wholly-owned subsidiary of AIG. Under the Service Agreement, AFS acts as a servicing agent assisting DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”) in connection with certain services offered to the shareholders of a Fund. Under the terms of the Service Agreement, AFS may receive reimbursement of its costs in providing such shareholder services. AFS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Pursuant to the Service Agreement, as compensation for services rendered, AFS receives a fee from a Fund, computed and payable monthly, based upon an annual rate of 0.22% of average daily net assets of Class A, , Class C and Class W shares subject to review and approval by the Trustees. From this fee, AFS pays a fee to DST (other than out-of-pocket charges of the Transfer Agent, which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.
The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by a vote of a majority of the Trustees, including a majority of the Disinterested Trustees.
The following table sets forth the fees paid by a Fund to AFS pursuant to the Service Agreement for the fiscal years ended September 30, 2020, 2019 and 2018:
Fund	2020	2019	2018	2017
AIG International Dividend Strategy Fund	$118,398	$138,199	$181,361	$191,875
AIG Japan Fund	$33,870	$42,542	$63,739	$65,027
PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of a Fund and a Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to a Fund, the investment discretion over which is delegated to a subadviser) or their designees.
The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist a Fund with certain responsibilities including recordkeeping of proxy votes.
A Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. A Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for a Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a subadviser of a Fund, or other sources. SunAmerica, or a subadviser of a Fund, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, a Fund’s shareholders.
Examples of a Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:
•
Vote on a case-by-case basis on proposals to increase authorized common stock;
•
Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
•
Vote on a case-by-case basis regarding merger and acquisition matters;
•
Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
•
Not vote proxies for securities that are out on loan;* and
•
Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Fund’s shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Trustee, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of a Fund.
The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling 1-800-858-8850.
Board Reporting. The Trust’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

*
The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the Adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
The Board has adopted policies and procedures relating to the disclosure of information about the portfolio holdings of the Fund (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.
The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The Fund files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Fund’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. The Fund’s portfolio holdings are also made available on Form N-CSR for the Fund’s second and fourth fiscal quarters not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively. A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.
As described in each Fund’s prospectus, additional portfolio holdings information, listed by security or by issuer, as well as other general information about a Fund’s portfolio investments (such as, for example, portfolio composition by asset class, sector, industry, country, currency, credit rating or maturity) may also be posted on a Fund’s website approximately 15 calendar days following the month to which the information relates. If SunAmerica determines that it would be in the best interests of a Fund and its shareholders, SunAmerica may exclude certain securities from the publicly disclosed portfolio holdings on the Fund’s website, or may delay the posting of the portfolio holdings information.
Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.
SunAmerica, the Subadviser(s) and/or the Fund, as applicable, may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) that need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.
SunAmerica, the Subadviser(s) and/or the Fund, as applicable, may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by the SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Subadviser(s) nor their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.
At each quarterly meeting of the Board, the Adviser or Subadviser(s) shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.
Each of the below listed third parties has been informed of its duty of confidentiality, including its duty not to trade on the basis of non-public information, and has been approved to receive information concerning the Fund’s holdings:
1.
The Adviser or Subadviser(s). The Adviser or Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

In connection with providing investment advisory services to our clients, Wellington Management has ongoing arrangements to disclose non-public client portfolio holdings information to the following parties:
Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis.
Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.
MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
Wellington also makes disclosures of portfolio holdings to other third parties where we do not identify specific clients.
2.
PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.
3.
Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Fund. E&Y does not disclose to third parties information regarding the Fund’s holdings.
4.
State Street. State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.
5.
Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is provided with the entire portfolio holdings information for the Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month-end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately thirty (30) days after the receipt of information from the Fund.
6.
Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
7.
Bloomberg L.P. (“Bloomberg”). Bloomberg is provided with the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt. In addition, Bloomberg provides analytical services for the Adviser and receives portfolio holdings information on a daily basis.
8.
Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after the Fund’s fiscal quarter. Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.
Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. Fund Accounting also provides the ICI with complete portfolio holdings regarding the Fund on a monthly basis, approximately seven (7) days after the month end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.
10.
Zeno AN Solutions (“Zeno”). State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to SunAmerica and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
11.
Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month-end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.
12.
Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in SunAmerica’s agreements with them.
13.
Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with the Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.
14.
SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.
Certain other information concerning the Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).
1.
Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;
2.
Sector or Geographic Information. Sector information (e.g., technology, financials or industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;
3.
Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and
4.
General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, the total number of stocks held by the Fund, average market capitalization and return on equity.
Other data regarding the Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or the Subadviser, as applicable, is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or the Subadviser.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Fund (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Fund and other clients of the Adviser or Subadviser, as applicable, through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Fund shares are not considered in the selection of a broker to execute transactions in portfolio securities for the Fund.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.
The Adviser or Subadviser, as the case may be, may cause the Fund to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or Subadviser by a broker. The Adviser or Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s or Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Fund’s portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. The Adviser or Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser and Subadviser, as the case may be, believe that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s or Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including the Fund, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by the Fund are not reduced because the Adviser or Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or Subadviser with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. The brokerage of one Fund will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of the Fund and its shareholders and, therefore, has conveyed the information to the Adviser or Subadviser. The Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, the Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund’s custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, the Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act (collectively, “Fund Affiliate”), has agreed to waive or reimburse any amounts otherwise payable to them by the Fund or reimburse the Fund’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of the Fund shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Fund to a lower level than the Fund would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser or Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or Subadviser. The Adviser or Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When the Fund purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When the Fund purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser and/or Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
The following tables set forth the brokerage commissions paid by a Fund and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Fund for the fiscal years ended September 30, 2020, 2019 and 2018:
2020 Brokerage Commissions
Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
AIG International Dividend Strategy Fund	$44,045	$—	—%	—%
AIG Japan Fund	$9,872	$—	—%	—%

2019 Brokerage Commissions
Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
AIG International Dividend Strategy Fund	$59,413	$—	—%	—%
AIG Japan Fund	$12,679	$—	—%	—%
2018 Brokerage Commissions
Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
AIG International Dividend Strategy Fund	$77,133	$—	—%	—%
AIG Japan Fund	$27,844	$—	—%	—%
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES
Information regarding the purchase of shares is located in the section entitled “Shareholder Account Information” of a Fund’s Prospectus and is hereby incorporated by reference.
Upon making an investment in shares of a Fund, an open account will be established under which shares of a Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at 1-800-858-8850.
Shareholders who have met a Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.
Shares of a Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis ( Class C and certain Class A shares). Class W shares are not subject to any sales charges. An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Reference is made to the section entitled “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.
The following tables set forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A and Class C shares of the Fund, received by the Distributor for the fiscal years ended September 30, 2020, 2019 and 2018.
2020
Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
AIG International Dividend Strategy Fund	$26,487	$—	$13,014	$—	$166

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
AIG Japan Fund	$5,563	$—	$481	$—	$34
2019
Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
AIG International Dividend Strategy Fund	$19,631	$—	$7,206	$230.00	$116
AIG Japan Fund	$5,280	$—	$1,086	$—	$738
2018
Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
AIG International Dividend Strategy Fund	$43,079	$—	$12,052	$—	$869
AIG Japan Fund	$16,064	$—	$3,699	$—	$1,182
Dealer Reallowances. Class A shares of a Fund are sold subject to a front-end sales charge, as described in the Prospectus. The Distributor pays commissions to dealers who sell Class A shares in the form of a “reallowance” of a portion of the sales charge paid on the purchase of those shares. The Distributor reallows the following amounts with respect to a Fund:
Amount of Investment	Sales Charges % of Offering Price	Concession to Dealers % of Offering Price
Less than $50,000	5.75%	5.00%
$50,000 but less than $100,000	4.75%	4.00%
$100,000 but less than $250,000	3.75%	3.00%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.00%	1.75%
$1,000,000 or more*	None	1.00%

*
Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.
Waiver of CDSCs. For a discussion of the waiver of CDSCs, please see the sections entitled “Shareholder Account Information—Sales Charge Reductions and Waivers” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus. CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:
(a)
Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class C shares are not redeemed within one year of the death, they will remain Class C shares and be subject to the applicable CDSC, when redeemed.
(b)
Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.
(c)
Distributions. CDSCs may be waived on taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1∕2 at the time the redemption is made.
(d)
Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Systematic Withdrawal Plan is established or at the time of withdrawal. All dividends and capital gains distributions must be reinvested.
Purchases through the Distributor
An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to a Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.
Purchase by Check
Checks should be made payable to a Fund or payable to AIG Funds. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See the section entitled “Shareholder Account Information” in the Prospectus.)
Purchase by Federal Funds Wire
An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:
1.
You must have an existing AIG Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AFS at 1-816-218-0519.
2.
Call AFS’ Shareholder Services, toll free at 1-800-858-8850, to obtain your new account number.
3.
Instruct the bank to wire the specified amount to the Transfer Agent: DST Asset Manager Solutions, Inc., Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of fund, class] (include shareholder name and account number).
Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares
To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer a Fund as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to a Fund.
As described under the section entitled “Shareholder Account Information” in the Prospectus, Class W shares may be held through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Fund, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with a Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person,” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor. Please also see the section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus.
Reduced Sales Charges (Class A Shares only)
As discussed under the sections entitled “Shareholder Account Information” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.
Combined Purchase Privilege
In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform a Fund at the time of your purchase of a Fund’s shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.
The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:
1.
an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);
2.
an individual, his or her spouse and their minor children, purchasing for his, her or their own account;
3.
a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);
4.
tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);
5.
employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and
6.
group purchases as described below.
A combined purchase currently may also include shares of other funds in the AIGF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.
Rights of Accumulation
A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased the same, the calculation will include, in addition to other Class A shares of a Fund that were previously purchased, shares of the other classes of Fund, as well as shares of any class of any other fund advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the right of accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.
Letter of Intent
A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of a Fund or of other funds advised by SunAmerica that impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.
Shares of any class of a Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided that the dealer or shareholder notifies the Distributor of such prior purchase(s).
The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge breakpoint, the sales charge on the entire amount of the purchase that results in passing that breakpoint, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under the section entitled “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.
At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above), and still owned by the shareholder, will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of a Fund pursuant to this purchase plan should carefully read such Letter of Intent.
Reduced Sales Charge for Group Purchases
Members of qualified groups may purchase Class A shares of a Fund under the combined purchase privilege as described above.
To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and a completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Fund’s shares.
Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members, of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in a form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in a form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.
Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.
Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of, or to suspend or discontinue group sales with respect to, shares of a Fund at any time.
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES
Reference is made to the section entitled “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.
If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of a Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.
The Distributor is authorized, as agent for a Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after a Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither a Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.
EXCHANGE PRIVILEGE
Shareholders of a Fund may exchange their shares for the same class of shares of any other AIGF distributed by the Distributor that offers such class at the respective net asset value per share.
Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made. A Fund reserves the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction, except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at 1-800-858-8850.
If a shareholder acquires Class A shares through an exchange from another AIGF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another AIGF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.
Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, a Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.
In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective(s) and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to a Fund and may therefore be refused.
Exchanging between Share Classes of a Fund—In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of one share class of a Fund for shares of another share class of the same Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the Prospectus.
These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.
Exchanging Class C shares for Class A shares—Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class A shares of the same Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible to be exchanged for Class A shares.
Exchanging Class A shares for Class W shares—Shareholders that are part of a Program may exchange their Class A shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the same Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including CDSCs) will not be credited back to your account.
Exchanging Class C shares for Class W shares—Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the same Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible to be exchanged for Class W shares.
Exchanging Class W shares for Class A shares—Shareholders may exchange Class W shares of a Fund held through a Program for Class A shares of the same Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.
An exchange of shares you currently hold in one class of a Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for U.S. federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.
A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. A Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE
Shares of each class of a Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). A Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class’ net assets by the number of shares outstanding of such class. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. A Fund relies on various sources to calculate its net asset value. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues, or otherwise.
A Fund is informed that, as of the date of the Prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which they are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”) as reported by a pricing service. Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayment projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior floating rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service.
Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service. Options contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded.
Option contracts traded in the OTC market are valued at the mid valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded over the counter are valued at a mid-valuation provided by a Board-approved pricing service. Forward Contracts are valued at the 4:00 p.m. Eastern Time forward rate.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market.
The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
A Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. A Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income, if any, will be paid as described immediately below.
Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Certain capital loss carryforwards may be subject to limitations on their use pursuant to applicable U.S. federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use. A Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.
Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.
If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.
As of September 30, 2020, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any.
	Unlimited
Fund	ST	LT
AIG International Dividend Strategy Fund	$37,639,683	$30,134,676
AIG Japan Fund	$645,384	$2,219,017
Taxes
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Fund. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

RIC Qualification
A Fund intends to remain qualified and has elected to be treated as a RIC under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. A Fund intends to distribute substantially all of such income.
In order to remain qualified as a RIC, a Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), any two or more issuers of which the Fund owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in “qualified publicly traded partnerships.” Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a RIC, a Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount at least equal to 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income for the taxable year. A Fund intends to distribute sufficient income to meet this qualification requirement.
Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails to qualify as a RIC under the Code and does not timely cure the failure, or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Fund Distributions to Shareholders
If Fund shares are held through a qualified retirement plan entitled to tax-exempt treatment for U.S. federal income tax purposes, Fund distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of amounts distributed from the retirement plan (which may include amounts attributable to Fund distributions).
Dividends paid by a Fund from its ordinary income and distributions of a Fund’s net realized short-term capital gains (“ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from a Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of a Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be reported as such to shareholders. Certain holding period requirements must also be met by the Fund and corporate shareholders.
Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% or 20% for individuals, depending on whether their income exceeds certain thresholds. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income (currently at a flat rate of 21%). If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will increase their tax basis in their shares by the difference between the amount of capital gain included in their income and the amount of tax they are deemed to have paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.
A portion of each Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at the rates applicable to long-term capital gains. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.
For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not passive foreign investment companies (“PFICs”). Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.
For tax years beginning after December 31, 2017 and before January 1, 2026, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company paying dividends attributable to such income (reduced by allocable expenses) may pass through this special treatment to its shareholders, provided that holding period and other requirements are met by a Fund and the shareholders.

If an individual receives a regular dividend qualifying for long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
A 3.8% Medicare contribution tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount, which for individuals is with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% in value of a Fund’s total assets at the close of its taxable year, or at the close of each quarter, consists of securities of foreign corporations or shares of Underlying Funds (as defined below), such Fund will be eligible to file an election with the IRS pursuant to which shareholders of that Fund will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Fund (or by Underlying Funds which have also made the election) in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Fund and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. If a Fund receives a refund of foreign taxes previously passed through as a credit to shareholders, this may result in a reduction of current year foreign taxes available for pass through or in a portfolio payment to the IRS in lieu of such reduction.
Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets).
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in a Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Dispositions of Shares
Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and at the same rates as long-term capital gain (described in detail above) if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to its shares, and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any long-term capital gains distribution and any undistributed capital gains included in income by such shareholder with respect to such shares.
Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired or a contract to acquire such shares has been entered into (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased, and the new shares are acquired by January 31st of the calendar year following the year of disposition without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.
A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
A Fund may be required to apply backup withholding at the applicable rate (currently 24%) to all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.
Tax Consequences of Fund Investments
Passive Foreign Investment Companies. A Fund may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. A Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Alternatively, if the Fund elects to treat a PFIC as a “qualified electing fund,” the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules discussed above, relating to the taxation of excess distributions, would not apply. This election can only be made, however, if the PFIC provides the required information to its shareholders each year.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”
Excess Inclusion Income. A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under the U.S. Treasury regulations, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax. Excess inclusion income of a RIC, such as a Fund, will be allocated to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by otherwise allowable deductions for tax purposes, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.
Redesignation of Dividends. Income received by a Fund from REITs and closed-end funds may also cause the Fund to designate some or all of its distributions from these sources as returns of capital or as long-term capital gain. After the close of every calendar year, a Fund will issue a Form 1099-DIV to each shareholder, which will indicate how the Fund’s distributions should be reported on the recipient shareholder’s federal income tax return (e.g., ordinary income, capital gain and return of capital).
Underlying Funds. A Fund may invest in other mutual funds (“Underlying Funds”), which will have the following tax consequences for the Fund’s shareholders. The Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be treated as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by each Fund’s expected investment in an Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Section 988 Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If eligible, a Fund may elect to treat Section 988 gains and losses from forwards, futures and options as capital gains and losses and not as ordinary income.

Section 1256 Contracts. The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”).
OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by a Fund generally has the same character as the property to which the option relates as in the hands of a Fund (or would have if acquired by a Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
Straddles. A portion of a Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Constructive Sales. Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.
Wash Sales. Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.
Short Sales and Securities Lending. In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.
In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Hybrid Preferred Securities. Income accrued by a Fund from hybrid preferred securities will be treated by a Fund as interest income. When distributed to shareholders, such income will be taxed at the ordinary income tax rates.
Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. To the extent the Fund does not include the markets discount in income as it accrues, gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
Original Issue Discount. A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.
Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
Taxation of Non-U.S. Shareholders
Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate if applicable. In order to obtain a reduced rate of withholding, a non-U.S. shareholder must provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, and except as otherwise noted, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax exempt interest dividends, or upon the sale or other disposition of shares of the Fund. In addition, no U.S. withholding tax applies to properly-reported dividends paid in respect of a Fund’s (i) “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.
For non-U.S. shareholders of a Fund, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or shares of a U.S. real property holding corporation and gain from the disposition of Fund shares will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in U.S. real property, REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of a Fund at any time during a specified time period. These rules, other than the withholding rules, will apply notwithstanding a shareholder’s participation in a wash sale transaction or the Fund’s payment of a substitute dividend.
Notwithstanding the foregoing, a 30% withholding tax is generally required to be withheld from dividends paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS (or the tax authorities in their home jurisdiction) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the U.S. Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.
RETIREMENT PLANS
Shares of a Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Shareholder Services at 1-800-858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.
Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit-sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit-sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.
Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.
Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.
Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.
Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, which must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer, and participants do not pay taxes on contributions or the earnings thereon until they are withdrawn.
Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2021, unmarried individuals with adjusted gross income of up to $125,000, and married couples who file a joint return and have joint adjusted gross income of up to $198,000, may contribute up to the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but the distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.
Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2021, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.
Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses. The Individual 401(k) plan generally allows for an employer contribution of up to 25% of compensation and an employee salary deferral up to the limit defined in Section 402(g) of the Code. In addition, because of its smaller size, the Individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.
DESCRIPTION OF SHARES
Ownership of the Trust is represented by transferable shares of beneficial interest. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.
Currently, two investment funds of the Trust have been authorized pursuant to the Declaration of Trust: the International Dividend Strategy Fund and the Japan Fund. The International Dividend Strategy Fund has been divided into three classes of shares, designated as Class A, Class C and Class W shares. The Japan Fund has been divided into three classes of shares, designated as Class A, Class C and Class W shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Fund’s shares represent the interests of the shareholders of that series in a particular portfolio of Trust assets. In the future, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.
Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares are subject to an initial sales charge and a distribution fee; (iii) Class C shares are subject to a CDSC and a distribution fee; (iv) Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month eight years after the purchase of such Class C shares; (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class C shares may be entitled to vote on material changes to the Class A Plan; (vi) Class W shares are not subject to any sales charge or any distribution fee; and (vii) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other AIGFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.
The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.
Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.
ADDITIONAL INFORMATION
Computation of Offering Price per Share
The following is the offering price calculation for each Class of shares of a Fund, based on the value of such Class’ net assets and its number of shares outstanding as of September 30, 2020.
AIG International Dividend Strategy Fund
	Class A	Class C**	Class W
Net Assets	$46,870,447	$2,247,891	$881,424
Number of Shares Outstanding	6,631,250	353,402	124,564
Net Asset Value Per Share (net assets divided by number of shares)	$7.07	$6.36	$7.08
Sales charge for Class A: Shares 5.75% of offering price (6.10% of net asset value per share)*	$0.43	$—	$—
Offering Price	$7.50	$6.36	$7.08

AIG Japan Fund
	Class A	Class C**	Class W
Net Assets	$12,309,329	$2,090,131	$448,482
Number of Shares Outstanding	1,820,812	333,684	66,034
Net Asset Value Per Share (net assets divided by number of shares)	$6.76	$6.26	$6.79
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.41	$—	$—
Offering Price	$7.17	$6.26	$6.79

*
Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders
The Trust sends audited annual and unaudited semi-annual reports to shareholders of a Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.
Custodian
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as Custodian for a Fund and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust.
Transfer Agent
DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, MO 64121-9186, serves as Transfer Agent for a Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as a Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of a Fund.
Legal Counsel
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust.
FINANCIAL STATEMENTS
A Fund’s audited financial statements are incorporated in this SAI by reference to its 2020 annual report to shareholders. You may request a copy of the annual and semi-annual reports of a Fund at no charge by calling (800) 858-8850 or writing the Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 or by visiting our website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html.

APPENDIX
RATINGS DESCRIPTIONS
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Global Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Global Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligations Ratings
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings, a division of S&P Global, Inc., Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise S&P imputes; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

*
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.
The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch Ratings” or “Fitch’s”) Credit Rating Scales
Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Long-Term Corporate Finance Obligations Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1:	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High Short-Term Default risk. Default is a real possibility.
RD:
Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.
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